TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS	12 Months Ended
Dec. 31, 2024
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS
TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

NOTE 19 — TAX, CIVIL AND LABOR CLAIMS AND CONTINGENT ASSETS

The Company and its subsidiaries are party in judicial and administrative proceedings involving tax, civil and labor matters. Based on the opinion of its legal advisors, Management believes that the provisions recorded for these judicial and administrative proceedings is sufficient to cover probable and reasonably estimable losses from unfavorable court decisions and that the final decisions will not have significant effects on the financial position, operational results and liquidity of the Company and its subsidiaries.

For claims whose expected loss is considered probable, the provisions have been recorded considering the judgment of the Management of the Company with the assistance of its legal advisors and the provisions are considered enough to cover expected probable losses. The provisions balances are as follows:

I) Provisions

	2024	2023
a) Tax provisions	1,925,237	1,737,984
b) Labor provisions	369,041	413,179
c) Civil provisions	34,571	34,662
	2,328,849	2,185,825

a) Tax Provisions

Tax provisions refer mainly to discussions related to ICMS, IPI, Income tax and social contribution, social security contributions, offsetting of PIS and COFINS credits and incidence of PIS and COFINS on other revenues.

b) Labor Provisions

The Company is party to a group of individual and collective labor and/or administrative lawsuits involving various labor amounts and the provision arises from unfavorable decisions and/or the probability of loss in the ordinary course of proceedings with the expectation of outflow of financial resources by the Company.

c) Civil Provisions

The Company is party to a group of civil, arbitration and/or administrative lawsuits involving various claims and the provision arises from unfavorable decisions and/or probable losses in the ordinary course of proceedings with the expectation of outflow of financial resources for the Company.

The changes in the tax, civil and labor provisions are shown below:

	2024	2023	2022
Balance at the beginning of the year	2,185,825	2,026,003	1,741,026
(+) Additions	223,883	208,219	385,662
(+) Interests	153,413	157,227	194,170
(-) Payments and reversal of accrued amounts	(234,698)	(205,202)	(293,536)
(+) Foreign exchange effect on provisions in foreign currency	426	(422)	(1,319)
Balance at the end of the year	2,328,849	2,185,825	2,026,003

II) Contingent liabilities for which provisions were not recorded as of December 31, 2024

Considering the opinion of legal advisors and management’s assessment, contingencies listed below have the probability of loss considered as possible (but not likely) and due to this classification, accruals have not been made in accordance with IFRS.

a) Tax contingencies

a.1) The Company and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. have lawsuits related to the ICMS (state VAT) which are mostly related to credit rights and rate differences, whose demands totaled R$ 625,877 (R$ 603,926 as of December 31, 2023).

a.2) The Company and certain of its subsidiaries in Brazil are parties to claims related to: (i) Imposto sobre Produtos Industrializados - IPI, substantially related to IPI credit on inputs, whose demands total the updated amount of R$ 501,588 (R$ 465,843 as of December 31, 2023);(ii) PIS and COFINS, substantially related to disallowance of credits on inputs totaling R$ 2,037,037 (R$ 1,991,993 as of December 31, 2023), (iii) social security contributions in the total of R$ 159,220 (R$ 145,786 as of December 31, 2023) and (iv) other taxes, whose updated total amount is currently R$ 693,799 (R$ 641,405 as of December 31, 2023).

a.3) The Company and its subsidiary Gerdau Aços Longos S.A. are parties to administrative proceedings related to Withholding Income Tax, levied on interest remitted abroad, linked to export financing formalized through “Prepayment of Exports Agreements “(PPE) or” Advance Export Receipt “(RAE), in the updated amount of R$ 1,708,269 (R$ 1,533,806 as of December 31, 2023), of which: (i) R$ 880,730 (R$ 824,113 as of December 31, 2023) correspond to five lawsuits of the subsidiary Gerdau Aços Longos S.A. that are processed in the administrative sphere where, currently, three awaiting judgment of the motions for clarification filed against the judgments that, by casting vote, denied the Voluntary Appeals filed by the Company, and one lawsuit is in the Superior Chamber for Tax Appeals (CSRF) of the CARF, for judgment of a Special Appeal filed by the Company; and (ii) R$ 827,539 (R$ 709,693 as of December 31, 2023) correspond to three lawsuits of subsidiary Gerdau S.A., of which two lawsuits had their discussion concluded in the administrative sphere, with the Company filing an action to annul debts to discuss the assessments before the Judiciary, and one case whose Voluntary Appeal filed by the Company was granted in the Administrative Council of Tax Appeals (CARF) to declare the partial nullity of the appealed decision and order the holding of a new trial within the scope of the analysis of the subsidiary request not considered in the court of origin.

a.4) The Company is party to administrative proceedings related to goodwill amortization pursuant to articles 7 and 8 of Law 9,532/97, from the basis of calculation of Income Tax (IRPJ) and Social Contribution (CSLL), resulting from a corporate restructuring started in 2010. The updated total amount of the assessments is R$ 582,795 (R$ 546,859 as of December 31, 2023), of which: (i) R$ 31,818 (R$ 29,787 as of December 31, 2023) corresponds to a in which the judgment that had resolved the merits in favor of the Public Treasury by the casting vote prevailed, with a new decision being issued recognizing the extinction of the tax credit issued (composed exclusively of isolated fines) in view of the provisions of Law Nº 14,689/2023, with the judgment of the relevant ex officio appeal pending; (ii) R$ 269,586 (R$ 253,779 as of December 31, 2023) correspond to a process in which a new trial is awaited for the assessment of the ex officio appeal and other issues not assessed in the voluntary appeal filed by the Company, as determined by the Superior Chamber of Tax Appeals of the Administrative Council of Tax Appeals (CARF) when partially granting, by a casting vote, the Special Appeal filed by the National Treasury Attorney’s Office; (iii) R$ 88,229 (R$ 82,913 as of December 31, 2023) correspond to a lawsuit in which a new trial is awaited for the assessment of the ex officio appeal and other issues not assessed in the voluntary appeal filed by the Company, as determined by the Superior Chamber of Tax Appeals of the Administrative Council of Tax Appeals (CARF) when partially granting, by a casting vote, the Special Appeal filed by the National Treasury Attorney’s Office; and (iv) R$ 193,162 (R$ 180,380 as of December 31, 2023) corresponds to a process in which the Special Appeal filed by the subsidiary Gerdau S.A. against the judgment of which, by the casting vote, denied the Voluntary Appeal, is pending judgment.

a.5) Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.) and its subsidiary Gerdau Internacional Empreendimentos Ltda. – Grupo Gerdau are parties to judicial proceedings relating to IRPJ — Income Tax and CSLL — Social Contribution, in the current amount of R$ 1,486,615 (R$ 1,430,407 as of December 31, 2023). Such lawsuits relate to profits generated abroad, of which: (i) R$ 1,222,634 (R$ 1,177,724 as of December 31, 2023) corresponds to two lawsuits of the subsidiary Gerdau Internacional Empreendimentos Ltda. – Grupo Gerdau. One of the lawsuits is being processed in the first instance, awaiting a ruling on the Objections to the Tax Enforcement filed by the Company, and another case in which, recently, in a judgment of retraction, the Regional Federal Court of the 4th Region partially granted the objections to the declaration filed by Gerdau Internacional Empreendimentos Ltda., in a discussion related to the attorney’s fee, with the special appeal filed by the Union pending analysis against the judgment that, unanimously, granted the objections to the declaration filed by the Company, to correct a material error and fill in omissions that appeared in the previous judgments, which had unanimously granted the appeal filed by Gerdau to extinguish the Tax Enforcement, and denied the appeal filed by the Union; and (ii) R$ 263,981 (R$ 252,683 as of December 31, 2023) correspond to a lawsuit involving Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), in which the appeal lodged by the Federal Government against the judgment that upheld the Embargoes of Tax Enforcement opposed by the Company is pending of judgement.

a.6) Gerdau S.A. (by itself and as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A. are parties to administrative and judicial proceedings relating to the disallowance of goodwill amortization generated in accordance with Article 7 and 8 of Law 9,532/97, as a result of a corporate restructuring carried out in 2004/2005, regarding tax base of the Income tax - IRPJ and Social Contribution - CSLL. The updated total amount of the assessments amounts to R$ 8,154,991 (R$ 7,882,203 as of December 31, 2023), of which: (i) R$ 4,721,327 (R$ 4,637,104 as of December 31, 2023) correspond to four lawsuits of Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.) and its subsidiaries Gerdau Aços Longos S.A. and Gerdau Açominas S.A., in the phase of judicial collection, with the companies offering judicial guarantees, under precautionary measures, through Guarantee Insurance, and initiated the legal discussions of Embargoes to Execution, in the respective lawsuits, and in the Embargoes to Execution filed by Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), on August 23, 2024, a single-judge decision was issued by the rapporteur, in the STJ, not acknowledging the special appeal filed by the National Treasury against a judgment of the Regional Federal Court of the 4th Region that had upheld a judgment handed down in favor of the company, with the internal appeal in the special appeal and the extraordinary appeal filed by the National Treasury pending judgment; in the Embargoes on Execution filed by the subsidiary Gerdau Aços Longos S.A. (as successor to Gerdau Comercial de Aços S.A.), after the trial began in the Regional Federal Court of the 2nd Region with two votes to deny the appeal filed by the National Treasury, the trial was interrupted by a request for review; in the case involving the subsidiary Gerdau Aços Longos S.A., after the new trial had begun at the 2nd Region Federal Regional Court, two votes were cast to deny the appeal filed by the National Treasury, with the trial being interrupted by a request for review. Also in this process, on November 30, 2023, the request for review of the registration as overdue debt was granted, causing the reduction of the amount of the debt required due to the exclusion of fines and, consequently, default interest and legal charge, pursuant to the provisions of § 9-A of article 25 of Decree Nº 70,235/72 and article 15 of Law Nº 14,689/2023; and also, the Embargoes of Tax Enforcement filed by the subsidiary Gerdau Açominas S.A. are awaiting judgment in the first instance; (ii) R$ 384,696 (R$ 366,382 as of December 31, 2023) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has already ended and is under judicial discussion, and the appeal is pending of judgment by the Regional Federal Court of the 2nd Region filed by the National Treasury against the sentence that upheld the Embargoes to Execution and acknowledged the non-substantiation of the tax assessment; (iii) R$ 360,286 (R$ 342,072 as of December 31, 2023) corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., in which part of the debt whose administrative discussion has ended is under judicial discussion, in which is pending of judgment the appeal filed by the Company against the sentence that dismissed its Embargoes to Tax Enforcement; (iv) R$6,257 (R$ 5,958 as of December 31, 2023) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., in which the administrative discussion has ended, and it is being processed in the lower court awaiting judgment in the Embargoes to Tax Enforcement filed by the Company; (v) R$ 101,719 (R$96,280 as of December 31, 2023) correspond to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., whose administrative discussion ended, and is currently under judicial discussion, in which, recently, a decision was issued accepting the request for termination of the Tax Enforcement in view of the granting of the request for review of the registration in active debt, made by the Company, and which resulted in the total extinction of the debts due to the exclusion of the fines and, consequently, of the interest at present and the legal charge, by force of the provisions of § 9º-A of art. 25 of Decree Nº 70.235/72 combined with art. 15 of Law Nº 14.689/2023, with the Company having filed an appeal against the part of the decision that failed to order the Union to reimburse the expenses incurred with the contracting of the guarantee insurance; (vi) R$ 122,116 (R$190,058 as of December 31, 2023) corresponds to a lawsuit filed by Gerdau S.A. (as successor to Gerdau Aços Especiais S.A.), which administrative discussion has ended, and which will be forwarded shortly for judicial collection and will be discussed in the context of Embargoes on Tax Execution to be opportunely opposed by the Company; (vii) R$ 266,020 (R$ 208,449 as of December 31, 2023) corresponds to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., which administrative discussion has ended, and which is already being discussed in the context of Embargoes to Tax Execution filed by the Company; (viii) R$ 164,503 (R$ 129,050 as of December 31, 2023) correspond to a lawsuit of Gerdau S.A. (as successor of Gerdau Aços Especiais S.A.), which administrative discussion has ended, and which will be discussed in the context of Embargos to the Tax Execution to be opposed in due time by the Company; (ix) R$ 719,697 (R$ 676,217 as of December 31, 2023) correspond to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., in which the Voluntary Appeal filed by the Company was partially granted and the Special Appeal and Appeal filed by the National Treasury were dismissed; (x) R$ 637,367 (R$ 596,754 as of December 31, 2023) correspond to a lawsuit filed by the subsidiary Gerdau Aços Longos S.A., in progress before the first instance of the Administrative Council for Tax Appeals (CARF), which, by a casting vote, denied the Voluntary Appeal filed by the Company on the merits, and the special appeal filed by the National Treasury was admitted in relation to the matter in which the voluntary appeal was granted, with the Special Appeal filed by the subsidiary pending analysis as to its admissibility; (xi) R$ 177,719 (R$ 167,887 as of December 31, 2023) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the process mentioned in item “vii” above, and which is currently in the judicial collection phase, being pending of judgment the appeal filed against the judgment that dismissed the Embargoes to Tax Enforcement filed by the Company; and (xii) R$ 493,284 (R$ 465,992 as of December 31, 2023) corresponds to a lawsuit of the subsidiary Gerdau Aços Longos S.A., separated from the lawsuit mentioned in item “vii” above, and that it is currently in the judicial collection stage, having been interrupted by a request for review of the judgment of the appeal filed by the National Treasury, after the judgment had begun with two votes in favor of denying the appeal and maintaining the judgment that had ruled in favor of the Embargoes on Execution and recognized the non-existence of the credits subject to the tax execution.

b) Civil contingencies

b.1) A lawsuit arising from the request by two civil construction unions in the state of São Paulo alleging that Gerdau S.A. and other long steel producers in Brazil share customers, thus, violating the antitrust legislation. After investigations carried out by the Economic Law Department (SDE – Secretaria de Direito Econômico), the final opinion was that a cartel exists. The lawsuit was therefore forwarded to the Administrative Council for Economic Defense (CADE) for judgment, which resulted in a fine to the Company and other long steel producers, on September 23, 2005, an amount equivalent to 7% of gross revenues in the year before the Administrative Proceeding was commenced, excluding taxes.

Two lawsuits challenge the investigation conducted by the Competition Defense System and its merits judgment, whose grounds are procedural irregularities, especially the production of evidence, based on an economic study, to prove the inexistence of a cartel. The Court, upon offer of bank guarantee letter, granted the suspension of the effects of CADE’s decision. Both actions were dismissed, and their respective appeals were also rejected by the Federal Regional Court of the 1st Region. Against both decisions, appeals were lodged with the Superior Court of Justice and the Federal Supreme Court, after admissibility judgment, the appeal to the Superior Court of Justice was admitted and well as substitution of the guarantee offered by insurance guarantee in a decision of October 8, 2019.

In the same order in which the Vice president Judge gave suspensive effect to the Special Appeal, in order to change the guarantee, the Extraordinary Appeal was dismissed, on the grounds of violation of res judicata with recognized general repercussion. Against this decision, the Company filed an Internal Appeal for the TRF1 Plenary, which was dismissed.

According to the decision published on November 10, 2022, in a unanimous vote, the STJ annulled the fine and recognized that there was no due process of law, as CADE would have concluded without the necessary study of the market and the facts (Cf. STJ, REsp Nº 1.979.138 - DF (2021/0405949-3). The STJ’s decision is subject to appeal by the Brazilian government and Gerdau will continue to seek all appropriate legal remedies to defend its rights.

On December 30, 2024, the Company and its subsidiary Gerdau Aços Longos S.A. entered into a Settlement Agreement with the Administrative Council for Economic Defense (“CADE”), subject to judicial approval, relating to the Administrative Proceeding. Said Settlement Agreement does not address the merits of the alleged conduct that is the subject of the aforementioned administrative proceeding, nor should it be construed as an admission by Gerdau of any irregularity or illegality. As a result of this agreement entered into with CADE, the parties reached a settlement to terminate the lawsuits and related appeals. Gerdau committed to paying the amount of R$ 256,099 to the Diffuse Rights Defense Fund, pursuant to Law Nº 14,973 of October 17, 2024. The payment was made in cash and with its own available resources. The Company filed a request to waive the two ongoing lawsuits, the petition for accession of which was received, processed and granted, with approval taking place on January 07, 2025.

b.2) The Company and its subsidiaries are parties to other demands of a civil nature that collectively have a discussion amount of approximately R$ 635,034 (R$595,649 as of December 31, 2023). For these demands, no accounting provision was recorded, since they were considered as possible losses, based on the opinion of its legal counsel.

c) Labor Contingencies

The Company and its subsidiaries are parties to other labor claims that together have an amount of approximately R$ 1,400,460 (R$ 1,028,176 as of December 31, 2023). For these claims, no accounting provision was made, since these were considered as possible losses, based on the opinion of its legal counsel.

III) Judicial deposits

The Company has judicial deposits related to tax, labor and civil lawsuits as listed below:

	2024	2023
Tax	151,532	1,828,611
Labor	45,040	56,640
Civil	135,988	178,819
	332,560	2,064,070

The Company and its subsidiaries made judicial deposits and accounting provisions, which in turn were updated in accordance with the SELIC rate, which were referred to the unpaid amounts of PIS and COFINS since 2009, because the collection of which was fully suspended, due to the mentioned judicial deposits.

On March 15, 2017, the Brazilian Federal Supreme Court (STF — Supremo Tribunal Federal) ruled on a claim related to this matter, and by 6 votes to 4, concluded: “The ICMS does not comprise the tax base for PIS and COFINS assessment purposes”. The STF decision, in principle, affects all the nine judicial proceedings, due to its general repercussion. Eight of these lawsuits already have a final favorable decision, and the gain was recognized when the decision was final and unappealable, considering for the purposes of calculation the exclusion of the ICMS informed in the invoices, as recognized in the final and unappealable decisions, and is preparing the documents to carry out the qualification of its credit and be able to start the compensation procedures and/or have already qualified before the Federal Revenue Service of Brazil.

On May 13, 2021, the Federal Supreme Court ruled the Embargoes for Declaration that the National Treasury Attorney’s Office had opposed, alleging that the Supreme Court’s decision was silent on certain points, and requesting the modulation of the effects of the decision. In that judgment, the STF accepted, in part, the Embargoes for Declaration, to modulate the effects of the judgment whose production took place after March 15, 2017 (date on which RE Nº 574.706 was judged), except for lawsuits or administrative proceedings filed up to that date, and rejected the embargoes regarding the allegation of omission, obscurity or contradiction and, in the point related to the ICMS excluded from the calculation basis of the PIS-COFINS contributions, it signed the understanding that it is the ICMS informed in the invoice. After this judgment, the concept of virtually certain for the purposes of the entry of economic benefits and recognition of the asset and the corresponding gain started to be demonstrated.

In view of the final and unappealable decision with favorable merits decision confirmed on December 26, 2023, rendered in the main proceedings (0012235- 15.2009.4.02.5101) and the revocation of the suspensive effect previously granted to the National Treasury in case Nº 5003743-37.2020.4.02.0000, the subsidiary Gerdau Aços Longos S.A. filed a request for provisional compliance with the judgment (assessed under Nº 5100372-91.2023.4.02.5101/RJ), in which the request for withdrawal of the amounts by it was granted deposited over the years dealing with the Inclusion of ICMS in the PIS and COFINS Calculation Base, pending the final and unappealable decision for the withdrawal permits to be issued. In a judgment held on June 5, 2024, the 4th Specialized Panel of the Regional Federal Court of the 2nd Region unanimously decided to deny the appeal Nº 5003345-51.2024.4.02.0000/RJ, filed by the National Treasury against the decision that granted the request for withdrawal of judicial deposits, with said decision becoming final and binding. On August 28, 2024, the withdrawal of the balance of judicial deposits made by the Company throughout the process was completed, totaling R$ 1,770,198.

IV)  Eletrobras Compulsory Loan — Centrais Elétricas Brasileiras S.A. (Eletrobras)

On June 26, 2024, Gerdau S.A. and its subsidiary Seiva S.A. - Florestas e Indústrias signed an agreement with Eletrobras in order to finalize the lawsuits for credits arising from differences in monetary correction of principal, interest, default and other additional amounts owed by Eletrobras due to compulsory loans, in which it was agreed that the amounts previously raised by the companies became final, as well as the payment in favor of the creditors of the amount of R$ 133.7 million (R$100.8 million, net of attorney’s fees and related expenses), raised by means of judicial warrants, after certification of the final judgment of the decision approving the agreement, with the release of the guarantee insurance that had been presented in the process having been completed in December 2024, with no further pending issues.

V) Other contingent assets

On February 2, 2023, Gerdau S.A. and its subsidiaries Gerdau Açominas S.A. and Gerdau Aços Longos S.A. were successful in a lawsuit of tax nature, regarding the right to PIS and COFINS credits on scrap purchases. Due to the final and unappealable decision of the court, which occurred on this date, Gerdau S.A. and its subsidiaries recognized in 2023 a credit of R$ 828 million (principal plus monetary update minus legal fees and taxes). This amount, until then disclosed as Other contingent assets, reached the level of virtually certain, resulting in the recognition of the asset in Tax credits, with a counterpart in Other operating income and Tax credits monetary update, which is expected to be monetized within a period of up to 5 years.